CAPITAL ONE MASTER TRUST (RECEIVABLES)

MONTHLY PERIOD:  NOVEMBER 2001

Beginning of the Month Principal Receivables:                                                           21,444,605,916.91
                                                                                                  ------------------------

Beginning of the Month Finance Charge Receivables:                                                         862,221,512.44
                                                                                                  ------------------------

Beginning of the Month Discounted Receivables:                                                                       0.00
                                                                                                  ------------------------

Beginning of the Month Total Receivables:                                                               22,306,827,429.35
                                                                                                  ------------------------

Removed Principal Receivables:                                                                                       0.00
                                                                                                  ------------------------

Removed Finance Charge Receivables:                                                                                  0.00
                                                                                                  ------------------------

Removed Total Receivables:                                                                                           0.00
                                                                                                  ------------------------

Additional Principal Receivables:                                                                          469,232,123.75
                                                                                                  ------------------------

Additional Finance Charge Receivables:                                                                       9,067,776.43
                                                                                                  ------------------------

Additional Total Receivables:                                                                              478,299,900.18
                                                                                                  ------------------------

Discounted Receivables Generated this Period                                                                         0.00
                                                                                                  ------------------------

End of the Month Principal Receivables:                                                                 21,692,823,012.41
                                                                                                  ------------------------

End of the Month Finance Charge Receivables:                                                               858,766,932.05
                                                                                                  ------------------------

End of the Month Discounted Receivables:                                                                             0.00
                                                                                                  ------------------------
End of the Month Total Receivables:                                                                     22,551,589,944.46
                                                                                                  ------------------------

Excess Funding Account Balance                                                                                       0.00
                                                                                                  ------------------------
Adjusted Invested Amount of all Master Trust Series                                                     19,351,504,048.68
                                                                                                  ------------------------

End of the Month Seller Percentage                                                                                 10.79%
                                                                                                  ------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD:  NOVEMBER 2001                                                   ACCOUNTS                     RECEIVABLES
                                                                                 --------                     -----------

End of the Month Delinquencies:
    30 - 59 Days Delinquent                                                    454,197.00                  396,375,215.76
                                                                   -----------------------        ------------------------

    60 - 89 Days Delinquent                                                    286,043.00                  262,694,555.11
                                                                   -----------------------        ------------------------

    90 + Days Delinquent                                                       583,715.00                  565,404,190.65
                                                                   -----------------------        ------------------------

    Total 30 + Days Delinquent                                               1,323,955.00                1,224,473,961.52
                                                                   -----------------------        ------------------------

    Delinquencies 30 + Days as a Percent of End of the
        Month Total Receivables                                                                                     5.43%
                                                                                                  ------------------------

Defaulted Accounts During the Month                                            198,242.00                  112,355,654.33
                                                                   -----------------------        ------------------------

Annualized Default Rate as a Percent of Beginning of the
  Month Principal Receivables                                                                                       6.15%
                                                                                                  ------------------------



*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD:  NOVEMBER 2001                                                       COLLECTIONS                     PERCENTAGES
                                                                                     -----------                     -----------
Total Collections and Gross Payment Rate                                        3,448,422,991.10                          15.13%
                                                                          -----------------------        ------------------------

Collections of Principal Receivables and Principal Payment Rate                 3,029,619,476.30                          13.83%
                                                                          -----------------------        ------------------------

    Prior Month Billed Finance Charge and Fees                                    330,421,491.80
                                                                          -----------------------
    Amortized AMF Income                                                           37,700,535.31
                                                                          -----------------------
    Interchange Collected                                                          36,161,307.82
                                                                          -----------------------
    Recoveries of Charged Off Accounts                                             26,324,109.13
                                                                          -----------------------
    Collections of Discounted Receivables                                                   0.00
                                                                          -----------------------

Collections of Finance Charge Receivables and Annualized Yield                    430,607,444.06                          23.58%
                                                                          -----------------------        ------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD:  NOVEMBER 2001

Beginning Unamortized AMF Balance                                                                                 175,711,179.93
                                                                                                         ------------------------
+   AMF Slug for Added Accounts                                                    10,618,386.99
                                                                          -----------------------
+   AMF Collections                                                                25,896,606.05
                                                                          -----------------------
-   Amortized AMF Income                                                           37,700,535.31
                                                                          -----------------------
Ending Unamortized AMF Balance                                                                                    174,525,637.66
                                                                                                         ------------------------




                                   /s/ Tom Feil
                                   ---------------------------
                                   Tom Feil
                                   Director of Securitization




*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.







                                                                    Page 8 of 53